UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported):
March 11, 2021

Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

3320 W Woodrow Wilson Ave
Jackson
,
MS
39209-3409
(Address of principal executive offices (zip code))

601
-
948-6813
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions (see General Instruction A.2 below):

☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the

Act:

Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.
☐

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers;
Compensatory Arrangement of Certain Officers.

On March 11,

2021,

the board

of directors

(the “Board”)

for Cal-Maine

Foods, Inc.

(the “Company”)

increased the

size of

the
Board from

six to

seven directors

and appointed

Camille S. Young

as an

independent director

with a

term expiring

at the

next
annual meeting of stockholders. She will join the Audit, Compensation, Nominating and Long-Term Incentive Plan Committees.
The Board affirmatively determined that Ms.

Young is “independent”

and meets

all applicable requirements to serve

on each such
committees,

including

without

limitation

those

under

the

Nasdaq

Listing

Standards

and

the

rules

and

regulations

under

the
Securities Exchange Act of 1934, as amended.

Ms. Young’s appointment was

not pursuant to any arrangement

or understanding with any third

party. As

of the date of

this report,
neither Ms. Young,

nor any of

her immediate family members,

is a party,

either directly or indirectly,

to any transaction that

would
be required to be reported pursuant to Item 404(a) of Regulation S-K.

Ms.

Young

will

be

compensated

for

her

services

in

accordance

with

the

Company’s

non-employee

director

compensation
program,

which provides for

an annual fee of

$45,000. The cash fee

is paid in quarterly

installments, in advance.

In connection
with her appointment to

the Board, Ms. Young also received

an award of 2,300

shares of restricted stock,

which will vest 100%
on the third anniversary of the date of grant.

Item 7.01 Regulation FD Disclosure

On March

11, 2021

the Company

issued a

press release

announcing the

appointment of

Ms. Young. A copy

of the

Company’s
press release is attached hereto as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K,
including Exhibit 99.1 hereto, which are furnished herewith pursuant to and relate to this Item 7.01, shall not be deemed "filed"
for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 of this Current Report on Form 8-K and
Exhibit 99.1 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the SEC
pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder except as shall be expressly set forth by specific reference to this Form 8-K in such
filing or document.

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits
Exhibit
Number Description
99.1
Press Release issued by the Company on March 11, 2021
104 Cover Page Interactive Data File, (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements for the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: March 11, 2021
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief Financial Officer